Annual Annual Meeting Meeting April 15, 2010 April 15, 2010 of Shareholders of Shareholders Exhibit 99.1

2010 Annual Meeting of Shareholders
This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements include statements regarding Unitil
Corporation’s financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives.  In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,”
“potential” or “continue”, the negative of such terms, or other comparable terminology.
These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements.  Those risks and uncertainties include: the Company’s ability to retain existing customers and gain new customers;
variations in weather and major storms; recovery of deferred major storm costs; recovery of energy commodity costs; changes in the regulatory environment; customers’ preferences on energy sources; interest rate fluctuation and credit market concerns; general economic conditions; fluctuations in supply, demand, transmission capacity and prices for energy commodities; increased competition; customers’ performance under multi-year energy brokering contracts; and other risks detailed in the Company’s filings with the Securities and Exchange
Commission, including those appearing under the caption Risk Factors in the Company’s Annual Report on Form
10-K for the year ended December 31, 2009.
Readers should not place undue reliance on any forwarding looking statements, which speak only as of the date they are made.  The Company undertakes no obligation to update any forward-looking statements to reflect any change in the Company’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-
looking statements.
Robert G. Schoenberger
Chairman, President & Chief Executive Officer
Presentation by
Presentation by

2 2010 Annual Meeting of Shareholders 2012 2012 2010 2010 Realizing the Earnings Power of Our Assets Near-Term Value Creation

2010 Annual Meeting of Shareholders
Mergers and acquisitions
Gas distribution expansion
Usource
Regulatory
Customer Growth
Key Strategies
Communication
Customer service
Emergency preparedness
Rate cases
Reporting and compliance
Relationships
Strategy Overview
Strategy Overview

2010 Annual Meeting of Shareholders
90% of EPS from
regulated operations
171,000 Customers
171,000 Customers
UES
Northern
Usource
FGE
Granite
State
Value Proposition
6% dividend yield
Significant asset and
earnings growth
potential
50% gas / 50% electric

5 2010 Annual Meeting of Shareholders Regulatory Agenda

2010 Annual Meeting of Shareholders
UES (12 mos.)
Jan-10 Jan-11 Jan-12
Jan-10 Jan-11 Jan-12
FGE (6-9 mos.)
Granite State (6 mos.)
Northern (9 mos.)
Rate Case Schedule
Rate Case Schedule
All Distribution Utilities
All Distribution Utilities
Will Have Rates Reset
Will Have Rates Reset
Over Next 18 Months
Over Next 18 Months
Rate Case Overview

7 2010 Annual Meeting of Shareholders Growth Strategy

2010 Annual Meeting of Shareholders
Prudently Pursue Additional Acquisitions in New England
Prudently Pursue Additional Acquisitions in New England
Acquisition Strategy
Northern acquisition (Dec ’08)
Increased customer base
50%
Doubled sales margins
Purchased at below book
value
Achieved significant
synergies

2010 Annual Meeting of Shareholders
New England Gas Penetration
40% versus 80-90% Nationally
Competitive price
advantage (~25-30%)
Plentiful Supply
Gas Distribution Expansion
Clean energy Significant rate base
growth opportunities

2010 Annual Meeting of Shareholders
Current Operations
New 2010 Markets
$0.16 earnings per
share in 2009
Greater than
90% customer
retention rate
$4.3 million in 2009
revenue
Non-Regulated Energy Brokering
Non-Regulated Energy Brokering
Zero counterparty
risk

11 2010 Annual Meeting of Shareholders Customer Service

2010 Annual Meeting of Shareholders
February 2010 Wind Storm
Second Worst Natural Disaster in NH History
Second Worst Natural Disaster in NH History
63,000 customers out (85% of NH
customers)
Over 250 crews responded from
eight states
Over 1,000 individuals participated
during the event to restore power
3.5 day restoration time

Unitil

business monday

BUSINESS MONDAY

EMERGENCY RESPONSE: ADOPT, ADAPT AND APPLY INNOVATION

Unitil worked hard and smart to improve performance

Unitil

2010 Annual Meeting of Shareholders
Community Appreciation
“Unitil really stepped up to
the challenge”
“Your regular updates…
kept us informed and
kept information flowing
to the public”
“This time, the effort was,
simply, superb”
“This response should
be…the model for the
way it is done”
- NH Governor Lynch
- Exeter, NH Police Chief
- Canterbury, NH Fire Captain
- NH Public Radio

2010 Annual Meeting of Shareholders
Highlights
Stable natural gas and electric transmission and distribution business model
Bridging the gap between actual and authorized ROE
Low cost and reliable utility operations
Historic dividend stability and commitment
Diverse gas and electric utility asset base, customer and
revenue mix
Significant rate base growth opportunities
Significantly improved customer service and corporate image

15 2010 Annual Meeting of Shareholders Appendix

2010 Annual Meeting of Shareholders
2010 – 2011 Earnings Overview
2010 will be an important  transition year as we implement our regulatory agenda to realize the full earnings potential of our growing utility asset base over the next
18 months
Near-term earnings pressure will persist until rates are reset across Unitil’s electric and gas utilities
In 2010, electric and gas sales are projected to be flat to declining due to the slow pace of economic recovery and energy conservation
Increased regulatory reporting and compliance requirements will put cost pressures on earnings until new rates are set
Regulatory plan will drive earnings growth by end of 2011 well above trend as rates are reset for utility subsidiaries. Other key earnings drivers include:
Improving economy is projected to reverse trend of declining electric and gas sales
Expanding gas sales due to competitive position and environmental benefits of natural gas
Increasing Usource market penetration
2011
2010

2010 Annual Meeting of Shareholders
Strong historical commitment to investment in utility assets
Northern acquisition in December 2008 significantly increased net plant and capital expenditures
Growth in rate base largely driving need for base distribution rate increases across all utility subsidiaries
Growth in Rate Base
Net Plant Capital Expenditures
$249
$423
$450
$484
$514
$0
$100
$200
$300
$400
$500
$600
2007 2008 2009 2010E 2011E
$33
$28
$59
$64
$60
$0
$15
$30
$45
$60
$75
2007 2008 2009 2010E 2011E

2010 Annual Meeting of Shareholders
(1) Pro forma to include recent equity contributions from Unitil Corporation.  2009 Actual ROE calculated by dividing 2009 Net Income by December 2009 Common Equity
(2) Excludes effect of non-recurring pre-tax purchased gas refund of $4.9 million
(3) Not meaningful due to length of time since last rate case
Utilities will have distribution rates reset and effective by end of 2011
Rate Case Timeline
3 mos.
9 mos.
(Temporary Rates)
(Permanent Rates)
6-9 mos.
6-9 mos.
6 mos.
9 mos.
Under Assessment
Expected Rate Case Schedule
(2)
(3)
(3)
2010 2011
Company Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Northern (Maine) N/M
3.6%
7.7%
$53.9
$74.9
$6.9 Granite N/M 6.5%
Northern (New Hampshire) 9.67%
FGE (Electric) 10.25%
FGE (Gas) 10.00%
Last
Authorized
ROE
2009
Actual
ROE
(1)
UES 9.67% 5.2%
12/09
Common
Equity
(1)
$63.5

Quarterly Dividend
Average Annualized Dividend Yield
Q1 2010

2010 Annual Meeting of Shareholders
Current quarterly dividend is $0.345 (annual dividend is $1.38 per share)
Current dividend yield of approximately 6%
Since incorporation in 1984, Unitil has continuously paid quarterly dividends and has never reduced its dividend rate
Historic Dividend Stability and Commitment
$0.310
$0.320
$0.330
$0.340
$0.350
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
0.0%
2.0%
4.0%
6.0%
8.0%
Quarterly Dividend Average Annualized Dividend Yield